UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549

                   -------------------------
                            FORM 8-K


                         CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  May 30, 2000
                                                  ------------





                    INTACTA TECHNOLOGIES INC.
     (Exact Name of Registrant as Specified in its Charter)



          Nevada                      0-30467                58-2488071
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
of incorporation)                                        Identification No.)




                 235 Peachtree Street, N.E.
                    2215 North Tower
                          Atlanta, GA
                             30303
            (Address of Principal Executive Offices)
                         (404) 880-9919
      (Registrant's Telephone Number, Including Area Code)

Item 5    Other Events

          On May 30, 2000, Intacta Technologies Inc. (the "Company") consummated the private placement of 16.75 units (the "Units") at a price of $100,000 per Unit for gross proceeds to the Company of $1,675,000. Each Unit is comprised of (I) an unsecured 12% Senior Promissory Note in the principal amount
          Of $100,000, and (ii) warrants to purchase 25,000 shares of common stock, $.0001 par value per share, at an exercise price of $3.50 per share. Harmonic Research, Inc. acted as the placement agent in connection with the private placement of the Units.

          The Company may, at its option, make available for sale an additional 8.25 Units to be sold through Harmonic Research, Inc.

         as placement agent.  This option expires on June 15, 2000.

Item 7    Financial Statements and Exhibits

         (c) Exhibits:

          1.  Press Release of the Company dated May 31, 2000

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   Intacta Technologies Inc.
                                   -----------------------------
                                  (Registrant)


                                   /s/ Sandra Buschau
                                   -----------------------------
                                  (Signature)


                                   Sandra Buschau
                                   -----------------------------
                                  (Name)


                                   Corporate Secretary
                                   -----------------------------
                                  (Title)


June 5, 2000
-----------------------------
Date